SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                 __________


                                  Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934
                             ___________________


    Date of Report (Date of earliest event reported)        September 23, 1996

                            FLANDERS CORPORATION
            (Exact name of registration as specified in charter)

    NORTH CAROLINA         33-8228-NY                  13-3368271
(State of incorporation)  (Commission   (I.R.S. Employer Identification Number)
                          File Number)

                          531 Flanders Filters Road
                      Washington, North Carolina  27889
        (Address, including zip code, of principal executive offices)


     Registrant's telephone number, including area code	(910) 946-8081





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ITEM 2. Acquisition or Disposition of Assets

1. Effective September 23, 1996, Flanders Corporation, a North Carolina corporation ("Flanders" or "Registrant"), entered into a loan agreement (the "Credit Facility") with NationsBank, N.A. The Credit Facility consists of (i) a revolving credit facility in the maximum principal amount of $25,000,000 which bears interest at the rate of prime (as determined by NationsBank) plus 1%, and
(ii) a term facility in the maximum principal amount of $6,500,000 which bears interest at the rate of prime (as determined by NationsBank) plus 1.5%.

The Credit Facility is secured by all of the Registrant's tangible and intangible property including trademarks and patents used in connection with the Registrant's business, as well as cash, securities, chattel paper, equipment, inventory, general intangibles, accounts, instruments, books and records, and proceeds.

2. On September 23, 1996, the Registrant completed the acquisition of 100% of the issued and outstanding capital stock of Precisionaire, Inc. ("Precisionaire"), a Florida corporation, pursuant to a Stock Purchase Agreement dated July 1, 1996 (the "Agreement"). The consideration paid for this transaction consisted of $27,315,000 and 786,885 shares of Flanders common stock. The terms of the Agreement and the amount of the consideration paid for the capital stock was determined through arms-length negotiations by the parties.

The Registrant will operate Precisionaire as a subsidiary. Prior to the acquisition, Precisionaire was a privately held corporation in the business of designing, manufacturing and selling air filtration products. The Registrant intends to continue such business.

Precisionaire's corporate offices are located at 2399 - 26th Avenue North, St. Petersburg, Florida and Precisionaire owns or leases facilities located in Illinois, Pennsylvania, Texas, and Florida.

The description of the transaction described in the Agreement is qualified entirely by reference to the Agreement which was previously filed as Exhibit
10.1 to the Company's 10-Q for the period ending June 30, 1996, incorporated herein by reference.


Item 7. Financial Statements and Exhibits

    (a) Financial Statements of Business Acquired

        The financial statements will be provided within 60 days of the date of filing this Form 8-K.

    (b) Pro Forma Financial Information

        The pro forma financial statements will be provided within 60 days of the date of filing this Form 8-K.


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

    (c) Exhibits

    Exhibit No.                         Description
    -----------                         -----------

    Exhibit 2.1 Stock Purchase Agreement by and between the Registrant and the shareholders of Precisionaire dated July 1, 1996, previously filed as Exhibit
                            10.1 of the Company's 10-Q for the period ending June 30, 1996 incorporated herein by reference




    Exhibit 10.1 Financing and Security Agreement by and among the Registrant and NationsBank, N.A., dated September 19, 1996



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FLANDERS CORPORATION


                                By: /s/ Robert R. Amerson
                                    ---------------------
                                    Robert R. Amerson



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